Exhibit 10.4

STATE OF CONNECTICUT
DEPARTMENT OF SOCIAL SERVICES

CONTRACT AMENDMENT

Amendment Number:	10
Contract #:	093-MED-FCHP-1
Contract Period:	08/11/2001 – 01/31/2005
Contract Name:	FIRSTCHOICE HEALTHPLANS OF CONNECTICUT, INC.
Contractor Address:	116 Washington Avenue, North Haven, CT 06473

Contract number 093-MED-FCHP-1 by and between the Department of Social Services (the “Department”) and Firstchoice Health Plan of CT (the “Contractor”) for the provision of services under the HUSKY A program as amended by Amendments 1, 2, 3, 4, 5, 6, 7, 8 and 9 is hereby further amended as follows:

1.	Paragraph 1 of Part I as amended by Amendments 1, 2, 3, 4, 5, 6, 7, 8 and 9 is further amended to extend the contract end date from September 30, 2004 to January 31, 2005.

2.	Part II ‘GENERAL CONTRACT TERMS FOR MCOs” dated December 12, 2003 remain unchanged and in full force and effect.

3.	Appendix B Provider Credentialing and Enrollment, Appendix C EPSDT Periodicity Schedule, Appendix D DSS Marketing Guidelines, Appendix E Quality Assurance Program; Appendix F Unaudited Quarterly Financial Reports; Appendix H Managed Care Policy Transmittals; Appendix J Physician Incentive Payments; and Appendix K Recategorization Chart which became effective on August 11, 2001 remain unchanged and in full force and effect.

4.	Appendix A HUSKY Covered Benefits; Appendix G Medicaid Managed Care Eligibility Categories and Appendix L Quarterly Pharmacy Report which became effective August 13, 2003 remain unchanged and in full force and effect.

5.	Appendix I is deleted in its entirety and replaced with Appendix I attached hereto and incorporated herein by reference. The capitation rates set forth in Appendix I attached hereto and incorporated herein by reference are effective for the period 10/01/04 through 01/31/05.

ACCEPTANCES AND APPROVALS

This document constitutes an amendment to the above numbered contract. All provisions of that contract and prior amendments, except those explicitly changed or described above by this amendment, shall remain in full force and effect.

CONTRACTOR	DEPARTMENT

FirstChoice HealthPlans of Connecticut, Inc.	Department of Social Services

Thaddeus Bereday 9/29/04	_Michael P. Starkowski 9/30/04_

Signature (Authorized Official) Date	Signature (Authorized Official) Date

Thaddeus Bereday Secretary	_Michael P. Starkowski Deputy Commissioner

Signature (Authorized Official) Title	Signature (Authorized Official) Title

OFFICE OF THE ATTORNEY GENERAL

Attorney General (as to form) Date

( ) This contract does not require the signature of the Attorney General pursuant to an agreement between the Department and the Office of the Attorney General dated:

APPENDIX A – Amended

Plan Name
FirstChoice

Capitation Rates 10/01/04 – 01/31/05	Fairfield	Hartford	Litchfield	Middlesex	New Haven	New London	Tolland	Windham
Under One	$580.21	$656.41	$654.49	$775.69	$652.17	$648.96	$783.92	$628.96
Ages 1 to 14	$110.68	$119.48	$119.14	$140.71	$118.75	$118.14	$142.19	$116.49
Male – Ages	$137.60	$149.72	$149.29	$175.78	$148.82	$148.11	$177.57	$146.21
15 to 39 Female – Ages	$224.72	$250.37	$249.64	$296.11	$248.76	$247.51	$299.28	$241.27
15-39 Male – Ages 40	$245.89	$274.99	$274.16	$325.75	$273.20	$271.82	$329.24	$264.65
and over Female – Ages	$236.35	$264.07	$263.28	$312.80	$262.35	$261.01	$316.18	$254.22

40 and over